                                                                    Exhibit 10.1

                                 AMENDMENT NO. 9
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

       AMENDMENT No. 9 dated as of May 31, 2000 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                   WITNESSETH:

       WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

       WHEREAS, pursuant to Section 5.23 of the Credit Agreement, the Company and the Banks have agreed to use their respective best efforts to enter into a restatement of the Credit Agreement on or prior to May 31, 2000 pursuant to which the obligations of the Company under the Credit Agreement shall be restructured in a manner satisfactory to the Company and the Banks; and

       WHEREAS, pursuant to Section 2.10(e) of the Credit Agreement, if such restatement is not entered into on or prior to May 31, 2000, on August 1, 2000 the Commitments under the Credit Agreement shall be automatically and ratably reduced to $105,000,000 (and, if such restatement is entered into on or prior to May 31, 2000, on August 1, 2000 the Commitments under the Credit Agreement shall be automatically and ratably reduced to $125,000,000); and

       WHEREAS, the Banks have requested the Company to provide the Banks with certain additional information prior to the Banks being in a position to enter into such restatement;

       WHEREAS, the Company has agreed to provide such additional information;

              NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definition; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 9 Effective Date (as defined in Section 6 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Amendments to the Definitions. (a) The definition of "Target Amount" contained in Section 2.10(e) of the Credit Agreement is amended to read in its entirety as follows:

       "TARGET AMOUNT" means (i) if the Restatement Date has occurred pursuant to Section 5.23 on or prior to June 7, 2000, $125,000,000 and (ii) otherwise, $105,000,000.

       SECTION 3. Extension of Date for Execution of the Restatement. The Banks and the Company acknowledge and agree that the May 31, 2000 date set forth in
Section 5.23 of the Credit Agreement is hereby extended to June 7, 2000.

       SECTION 4. Limitation on New Extensions of Credit. The Company agrees that neither Company nor any other Borrower shall deliver a Notice of Borrowing under the Credit Agreement or a request for issuance of a Letter of Credit under the Credit Agreement or otherwise request any Bank (including the LC Bank) to extend any credit to the Company or any other Borrower under the Credit Agreement, and that, notwithstanding any provision of the Credit Agreement (including Sections 2.01, 2.03 and 3.02), on and after the date hereof, no Bank (including the LC Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date and continuing or converting such Loan on the terms set forth in such Notice of Interest Rate Election).

       SECTION 5. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 6. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT NO. 9 EFFECTIVE DATE") on which the Administrative Agent shall have received:

              (i) duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

              (ii) payment in full of all the fees payable by the Company pursuant to Section 2.17 of the Credit Agreement, for the account of each of the Banks entitled to such fees pursuant to the terms of such Section; and

              (iii) payment in full of all expenses payable by the Company pursuant to Section 10.03 of the Credit Agreement with respect to which the Company shall have received invoices prior to May 31, 2000.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    ORBITAL SCIENCES CORPORATION


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A., f/k/a


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    FIRST UNION COMMERCIAL CORPORATION


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLAND BRANCHES


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    KEYBANK NATIONAL ASSOCIATION


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    WACHOVIA BANK, N.A.


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    CHEVY CHASE BANK


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Administrative Agent and as Collateral Agent


                                    By
                                       -----------------------------------------
                                    Name:
                                    Title:


Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By
   ----------------------------------------
    Name:
    Title:

ORBITAL SPACE SYSTEMS, INC.


By
   ----------------------------------------
    Name:
    Title:

ORBITAL COMMERCIAL SYSTEMS, INC.


By
   ----------------------------------------
    Name:
    Title:


ORBITAL INTERNATIONAL, INC.


By
   ----------------------------------------
    Name:
    Title:


ORBITAL SERVICES CORPORATION


By
   ----------------------------------------
    Name:
    Title:


ORBITAL NAVIGATION CORPORATION


By
   ----------------------------------------
    Name:
    Title:


ORBLINK LLC

By
   ----------------------------------------
    Name:
    Title: